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                                                            Exhibit 10.10(f)
                              SEPARATION AGREEMENT


         THIS SEPARATION AGREEMENT ("Agreement"), executed this 29th day of January, 1999, by and between SIMON FALIC ("Employee") and PERFUMANIA, INC., a Florida corporation, its subsidiaries and affiliates (Perfumania, Inc. and its subsidiaries and affiliates are hereinafter collectively referred to as "the Company").

                                   WITNESSETH

         WHEREAS, Employee was employed by the Company and/or its predecessor from the inception of the Company through January 29, 1999 ("Employee's Employment");

         WHEREAS, Employee's relationship with the Company as is being severed, effective January 29, 1999; and

         WHEREAS, Employee is hereby tendering his resignation as Chief Financial Officer, Chief Operating Officer and a member of the Board of Directors of the Company, effective January 29, 1999; and

         WHEREAS, the Company and Employee wish to resolve all outstanding and other matters relating to or in any manner connected with Employee's Employment.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The above recitals are true and correct and are incorporated herein by this reference.

         2. On the date of this Agreement, Employee shall return to the Company any and all documents, lists, data, confidential information, trade secrets, equipment or other property in his possession belonging to the Company or relating, in any manner, to the Company's relationship with Employee, except for those required for the Consulting Services (as hereinafter defined).

         3. Employee hereby releases the Company and the Company's predecessors, shareholders, officers, directors, agents and/or employees, from any charge of discrimination and all claims or causes of action including, but not limited to, any claim or cause of action arising out of, under, or relating to Employee's Employment, the severance of his employment relationship, the Civil Rights Act of 1871 (42 U.S. C. Sec. 1981), the Labor Management Relations Act of 1947, the Equal Pay Act of 1963, Title VII of the Civil Rights Act of 1964, the Occupational Safety and Health Act of 1970, the Rehabilitation Act of 1973, the Health Maintenance Organization Act of 1973, the Employee Retirement Income Security Act of 1974, the Immigration Reform and Control Act of 1986, the Americans with Disabilities Act of 1990, the Civil Rights Act of 1991, the Family and Medical Leave Act of 1993, Executive Order 11141, Executive Order 11246, Executive Order 11375, Chapter 760 of the Florida Statutes, the Florida Civil Rights Act of 1992, Chapter 11A of the Dade County Code and/or any other state, federal or local law.



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         4. Employee acknowledges and represents that he suffered no workplace injury during the period of his employment.

         5. In consideration of the matters contained herein, the Company shall compensate Employee as follows (the "Settlement Package"):

         (a) The Company shall pay to Employee the following sums corresponding to Employee's salary for a three (3) year period (the "Salary Payments"):

             January 29, 1999 - January 28, 2000: $318,347.00 per annum
             January 29, 2000 - January 28, 2001: $334,264.00 per annum
             January 29, 2001 - January 28, 2002: $350,977.00 per annum

             The foregoing sums shall be paid in equal consecutive biweekly installments (i.e., every other week in accordance with the Company's customary payroll practices); provided, however, that in the event of a change of control of the Company, the Company shall immediately pay Employee the entire balance of the Salary Payments then outstanding in one lump sum payment.

         (b) In consideration of a one-time fee of Three Hundred Thousand Dollars ($300,000.00) payable by the Company to Employee simultaneously with the execution hereof, Employee shall perform such consulting services on behalf of the Company (the "Consulting Services") as the Company may from time to time request over a period of thirty-six (36) months from the date hereof, provided, however, that (i) in no event shall Employee be required to devote to such Consulting Services more than ten percent (10%) of the time that Employee was required to work while employed by the Company, and (ii) Employee's obligation to perform such Consulting Services shall immediately end upon a change of control of the Company.

         (c) Employee may continue to participate in any health, disability or life insurance plan, retirement plan or other employee benefit plan maintained or implemented by the Company, to the extent Employee is eligible to participate under the terms or requirements of such plan.

          Employee expressly acknowledges the adequacy of the Settlement Package as consideration for the matters set forth herein. Wherever applicable, the Settlement Package will be subject to withholding of taxes; therefore, the net amounts actually received by Employee may be less than the amounts set forth above.

          6. The Company shall use its best efforts to release Employee from any liability or contingent liability on any note, loan guaranty or other obligation made by Employee to or for the benefit of the Company. Upon the expiration or earlier termination or modification of the outstanding bank loan from LaSalle National Bank to the Company, Employee shall be released from any liability or contingent liability in connection therewith.



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         7. The parties agree that this Agreement does not constitute an admission of any violation by the Company of the laws identified in Paragraph 3 above. This Agreement is offered in settlement of any and all claims involving the Company and Employee and is without prejudice to the Company.

         8. The Company and Employee agree to keep the terms of this Agreement strictly confidential and not to disclose the same to third parties, except that:

         (a) The Company and/or Employee may disclose the same as necessary to secure legal and tax advice or as otherwise required by law;

         (b) The Company may disclose the same as necessary to arrange for execution of this Agreement and delivery of the Settlement Package hereunder; and

         (c) The Company may disclose the same as necessary to prevent prosecution of an action in contravention hereof.

         9. Employee has carefully read the foregoing Agreement, knows and understands the contents thereof and its binding legal effect. He signs the same of his own free will and act, and it is his intention that he be legally bound hereby.

         10. If any provisions in this Agreement are held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

         11. In the event of any proceeding arising hereunder, venue shall be in Dade County, Florida, and Florida law shall apply.

         12. The Company and Employee agree that this Agreement sets forth all the promises and agreements between them and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as herein contained.














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         IN WITNESS WHEREOF, the Company and Employee have caused this Agreement to be executed on the date set forth above.

WITNESSES:

                                           THE COMPANY:

                                           PERFUMANIA, INC., a Florida
                                           corporation


/s/ Illegible                              By:  /s/ Ilia Lekach
---------------------------------               -------------------------------
                                                Ilia Lekach
                                                Chairman & CEO


/s/ Illegible
---------------------------------


                                           EMPLOYEE:
                                           ---------


/s/ Illegible                              By:  /s/ Simon Falic
---------------------------------               -------------------------------
                                                Simon Falic


/s/ Illegible
--------------------------------



STATE OF FLORIDA  )
                  ) SS:
COUNTY OF DADE    )



         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, the foregoing instrument was acknowledged before me by Ilia Lekach, the Chairman and Chief Executive Officer of Perfumania, Inc., freely and voluntarily under authority duly vested in him by said corporation. He is personally known to me or he has produced ____________ as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 29 th day of January, 1999.



                                        /s/ Teresita Bermudez
                                        ----------------------------------------
                                        Notary Public, State of Florida at Large


My Commission Expires:

                                        /s/ Teresita Bermudez
                                        ----------------------------------------
                                        Typed, printed or stamped name of
                                        Notary Public


ccc: OFFICIAL NOTARY SEAL
     TERESITA BERMUDEZ
     NOTARY PUBLIC STATE OF FLORIDA
     COMMISSION NO. 595222
     MY COMMISSION EXP. 0CT. 22, 2000




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STATE OF FLORIDA  )
                  ) SS:
COUNTY OF DADE    )


         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, the foregoing instrument was acknowledged before me by Simon Falic, who is personally known to me or he has produced _______________________ as identification.


         WITNESS my hand and official seal in the County and State last aforesaid this 29th day of January, 1999.







                                        /s/ Teresita Bermudez
                                        ----------------------------------------
                                        Notary Public, State of Florida at Large


My Commission Expires:                  Teresita Bermudez
                                        ----------------------------------------
                                        Typed, printed or stamped name of
                                        Notary Public


ccc     OFFICIAL NOTARY SEAL
          TERESITA BERMUDEZ
    NOTARY PUBLIC STATE OF FLORIDA
        COMMISSION NO. 595222
   MY COMMISSION EXP. 0CT. 22, 2000


































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